Exhibit 10.70
Execution Copy
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (the “Agreement”) is made effective as of December 29, 2006, by and between Cytokinetics, Incorporated, a Delaware corporation (the “Company”), and Amgen Inc., a Delaware corporation (the “Investor”).
RECITALS
     Whereas, the Company and the Investor have entered into that certain Common Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) pursuant to which the Investor acquired a number of shares of Common Stock (as defined below).
     Now, Therefore, in consideration of the foregoing recitals and the mutual covenants and conditions set forth herein, the parties hereto agree as follows:
AGREEMENT
1. Definitions.
     (a) The term “Act” means the Securities Act of 1933, as amended.
     (b) The term “Agreement” has the meaning set forth in the Preamble.
     (c) The term “Amended Piggyback Registration” has the meaning set forth in Section 3(a).
     (d) The term “Business Day” means any day on which banks are not required or authorized to close in the City of Los Angeles, California.
     (e) The term “Common Stock” means the common stock, par value $0.001 per share, of the Company or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.
     (f) The term “Company” has the meaning set forth in the Preamble.
     (g) The term “Demand Holder” has the meaning set forth in Section 3(b).
     (h) The term “Demand Registration” has the meaning set forth in Section 2(a).
     (i) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (j) The term “Final prospectus” has the meaning set forth in Section 6(a).
     (k) The term “Indemnitees” has the meaning set forth in Section 6(a).
     (l) The term “Investor” has the meaning set forth in the Preamble.
     (m) The term “Material Event” means any event or the existence of any fact as a result of which the Company shall determine in its reasonable discretion that a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (including, in any such case, as a result of the non-availability of financial statements).
     (n) The term “NASD” means the National Association of Securities Dealers, Inc.
     (o) The term “Old IRA” has the meaning set forth in Section 3(b).
     (p) The term “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
     (q) The term “Demand Registration” has the meaning set forth in Section 2(a).
     (r) The term “New Piggyback Registration” has the meaning set forth in Section 3(a).
     (s) The term “Piggyback Registration” has the meaning set forth in Section 3(a).
     (t) The term “prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
     (u) The term “Purchase Agreement” has the meaning set forth in the Preamble.
     (v) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of the effectiveness of such registration statement.
     (w) The term “Registrable Securities” means the Common Stock acquired by the Investor pursuant to the Purchase Agreement together with any and all securities issued in connection with any dividend or distribution with respect to such Common Stock or any recapitalization or reorganization involving any of the foregoing securities; provided, however, that the above described securities shall not be treated as Registrable Securities from and after such time as they (x) have been sold by the Investor to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) have been sold by the Investor pursuant to Rule 144 promulgated under the Act in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.
     (x) The term “Registration Statement” means any registration statement under the Act of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
     (y) The term “SEC” means the Securities and Exchange Commission or any successor agency thereto.
     (z) The term “Subsequent Market” has the meaning set forth in Section 5(p).
     (aa) The term “Violations” has the meaning set forth in Section 6(a)(1).
2. DEMAND REGISTRATIONS.
     (a) Requests for Registration. Subject to the terms and conditions of this Agreement, the Investor shall be entitled to request the Company to effect two registrations under the Act of all or any portion of their Registrable Securities on Form S-3 under the Act or any similar registration form. All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within 30 days after receipt of any such request, the Company shall, subject to the terms of Section 2(a) hereof, include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice. Unless the Investor requests a withdrawal of a registration initiated pursuant to this Agreement, a registration shall not count as one of the permitted Demand Registrations until it has become effective, and neither the last or any subsequent Demand Registration shall count as one of the permitted Demand Registrations unless the Investor is able to register at least 90% of the Registrable Securities requested to be included in such registration.
     (b) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Investor. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters can be sold, without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.
     (c) Restrictions on Demand Registrations. The Company may postpone for up to 90 consecutive days the filing or the effectiveness of a registration statement for a Demand Registration if the Company reasonably determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets or stock (other than in the ordinary course of business) or any merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its subsidiaries; provided that in such event, the Investor shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all expenses in connection with such registration in accordance with Section 4. The Company may delay a Demand Registration hereunder only twice in any twelve-month period.
     (d) Selection of Underwriters. The Investor shall have the right to select the investment banker(s) and manager(s) to administer the offering.
3. PIGGYBACK REGISTRATIONS.
     (a) Right to Piggyback. At any time and from time to time after the expiration of the Restriction Period (as such term is defined in the Purchase Agreement), if the Company proposes to register any of its securities under the Act (other than pursuant to a Demand Registration or a transaction under Rule 145 of the Act, or on Form S-8 or any successor forms) and the registration form to be used may be used for the registration of Registrable Securities (a “New Piggyback Registration”), the Company shall give prompt written notice to the Investor of its intention to effect such a registration and, subject to the terms of Sections 3 (e) hereof, shall include in such registration (and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice. If at the expiration of the “Restriction Period” (as such term is defined in the Purchase Agreement), the Company has a registration statement which is then effective and, if amended, the registration form could be used for the registration of Registrable Securities (an “Amended Piggyback Registration”), the Company shall give prompt written notice to the Investor of whether it is willing to amend such registration statement to effect a registration of Registrable Securities and if the Company is willing, the Company, subject to the terms of Sections 3(e) hereof, shall file an amended registration statement and include in such amended registration statement (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice. A New Piggyback Registration and an Amended Piggyback Registration are each referred to in this Agreement as a “Piggyback Registration.”

     (b) Priority on Piggyback Registrations. If in connection with a Piggyback Registration for the sale of securities on behalf of the Company the managing underwriters or placement agents advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration by the “Holders” as such term is defined in that certain Fourth Amended and Restated Investors’ Rights Agreement, dated as of March 21, 2003, as amended on April 30, 2004 and May 4, 2004, by and among the Company and the Holders party thereto (the “Old IRA”), (iii) third, that number of Registrable Securities requested to be included which, in the opinion of such underwriters can be sold in a manner that is compatible with the success of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, then (iv) fourth, other securities requested to be included in such registration. If in connection with a Piggyback Registration for the resale of securities on behalf of a holder of demand registration rights (a “Demand Holder”) the managing underwriters or placement agents advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Demand Holder proposes to sell, (ii) second, the securities requested to be included in such registration by the “Holders” as such term is defined in the Old IRA, (iii) third, that number of Registrable Securities requested to be included which, in the opinion of such underwriters can be sold in a manner that is compatible with the success of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, then (iv) fourth, other securities requested to be included in such registration.
     (c) Expiration. The rights of the Investor pursuant to this Section 3 shall terminate on the later of (i) the date that is six years from the execution hereof or (ii) the date that is three years from the date of termination of the “Restriction Period” (as such term is defined in the Purchase Agreement).
     (d) Waiver/Amendment of Registration Rights. In connection with a New Piggyback Registration or Amended Piggyback Registration, the Investor waives its rights to participate in any such registration if and to the extent that the holders of a majority of the Registrable Securities (as such term is defined in the Old IRA) which are then currently entitled to registration rights under the Old IRA waive their rights to participate in such registration.
     (e) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not the Investor has elected to register securities in such registration.
4. Expense of Registration.
     All expenses incurred in connection with any registration, qualification or compliance of any Registration Statement, including, without limitation, all registration, filing and qualification fees including NASD filing fees, all fees and expenses of compliance with securities or Blue Sky laws, application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system, reasonable fees and disbursements of one counsel for the selling stockholders, printing expenses, escrow fees, fees and disbursements of counsel for the Company and all other Persons retained by the Company in connection with the registration of the Registrable Securities, accounting fees and expenses, and expenses of any special audits or “cold comfort letters” incidental to or required by such registration and all other fees, costs, and expenses incident to the Company’s performance or compliance with this Agreement shall be borne by the Company. Any fees and disbursements of underwriters, broker-dealers or investment bankers, including without limitation underwriting fees, discounts, transfer taxes or commissions, and any other fees or expenses (including legal fees and expenses) if any, attributable to the sale of Registrable Securities, shall be payable by the Investor pro rata on the basis of the number of Registrable Securities that are included in a registration under this Agreement.
5. Registration Procedures.
     If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of any of the Registrable Securities under the Act, the Company will, as expeditiously as commercially reasonable:
     (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the time period set forth in paragraph 5(b) below;
     (b) notify the Investor of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the shorter of (i) 90 days and (ii) the date upon which all of the Registrable Securities registered under such registration statement have been sold or otherwise disposed of by the Investor, and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
     (c) shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement;
     (d) furnish to the Investor, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Investor so reasonably requests in writing, all exhibits thereto (including those, if any, incorporated by reference);
     (e) furnish to the Investor, without charge, such number of prospectuses and preliminary prospectuses in conformity with the requirements of the Act, and such other documents and information, as the Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by the Investor and make available for inspection by the parties referred to in Section 4(l) below such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 4(l);
     (f) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of up to 15 such jurisdictions as the Investor shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable the Investor to consummate the public sale or other disposition in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any jurisdiction unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, and provided further that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that the Investor submit its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless the Investor agrees to do so;
     (g) notify the Investor covered by such Registration Statement of a Material Event and, at the request of the Investor and subject to Section 2(d), the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing;
     (h) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;
     (i) shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Investor may reasonably request in connection with the sale of Registrable Securities pursuant to such Registration Statement;
     (j) shall not later than the effective date of the applicable Registration Statement, provide CUSIP numbers for the Registrable Securities registered thereunder and provide the applicable trustee with a printed certificate for the Registrable Securities in a form eligible for deposit with The Depository Trust Company;
     (k) shall, in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering but in no event shall any indemnity and/or contribution provisions therein provide that the indemnity and/or contribution of the Investor exceed the net proceeds from the offering received by the Investor;
     (l) shall provide (1) the Investor, (2) the underwriter, (3) the sales or placement agent, if any, therefor, (4) counsel for the underwriter or agent, as applicable, and (5) not more than one counsel for the Investor the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and (x) promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter, its counsel, the Investors’ counsel and the Company’s counsel reasonably determine is necessary and appropriate to be included therein, (y) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (z) supplement or make amendments to such Registration Statement;
     (m) promptly notify the Investor, the sales or placement agent, if any, and the underwriter, (1) when such Registration Statement, amendment, supplement or post-effective amendment has been filed with the SEC, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (2) of any comments by the SEC or by any blue sky or securities commissioner or regulator of any state with respect thereto, (3) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, or (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (n) shall furnish, on the date that such Registrable Securities are delivered to the Shelf Underwriter for sale, if such securities are being sold through such underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriter, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriter;
     (o) shall cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by the underwriter, or any other underwriter (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of the NASD); and
     (p) shall use commercially reasonable efforts to cause all Registrable Securities relating to each registration statement required to be filed hereunder to be listed on the NASDAQ Global Market or on any other stock market or trading facility on which the shares of Common Stock are traded, listed or quoted (each a “Subsequent Market”) in the time and manner required by the NASDAQ Global Market and any Subsequent Market, and shall provide to the Investor evidence of such listing.
6. Indemnification.
     (a) The Company agrees to indemnify and hold harmless the Investor with respect to each Registration Statement filed under the Act pursuant to this Agreement, each of the Investor’s directors, officers, employees, consultants, attorneys, and other agents, each underwriter of any of the Registrable Securities included in such Registration Statement, and each Person, if any, who controls or is under common control with any of the foregoing Persons within the meaning of the Act (hereinafter collectively referred to as the “Indemnitees”), as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever arising out of (i)(X) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement (or any amendment thereto), or (ii) the omission or alleged omission to state in the related Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto), or (iv) the omission or alleged omission to state in the related prospectus a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading; unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor or any underwriter of such Registrable Securities specifically to be included in such Registration Statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto) or (b) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement (collectively, the “Violations”);
          (2) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission or Violation, if (and only if) such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld); and
          (3) against any and all expense (including attorneys’ fees) whatsoever reasonably incurred, as incurred, in investigating, preparing, settling (with the consent of the Company, which consent shall not be unreasonably withheld) or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;
provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective, or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the “Final prospectus”), such indemnity agreement shall not inure to the benefit of any underwriter, or the Investor, if there is no underwriter, if a copy of the Final prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act, and, provided further, that the Company shall not be liable to any Indemnitee in any such case to the extent that any such liability arises out of or is based upon any (i) statements or omissions, or alleged statements or omissions, made in such Registration Statement (or any amendment thereto) or any preliminary prospectus or prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Investor specifically to be included in such Registration Statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto) and (ii) any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the Final prospectus, if a copy of the Final prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.
In no case shall the Company be liable under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against any Indemnitee (i) with respect to any settlement made by any Indemnitee without the express prior written consent of the Company, and (ii) unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, provided that the Company shall be liable under this indemnity agreement with respect to any such claim notwithstanding the lack of such notice within a reasonable time if such lack of notice does not prejudice the ability of the Company to defend such claim, and provided further that the failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. In case of any such notice, the Company shall be entitled to participate at its expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense and settlement of any suit brought to enforce any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Indemnitee(s) and other defendant or defendants, if any, in any suit so brought, which approval shall not be unreasonably withheld. In the event that the Company elects to assume the defense of any such suit and retain such counsel, the Indemnitee(s) and other defendant or defendants, if any, in the suit shall bear the fees and expenses of any additional counsel thereafter retained by them; provided, however, that the Company shall bear the expense of independent counsel for the Indemnitee(s) if the representation of it or them and the Company by the same counsel would be inappropriate (which such judgment shall be made in good faith after consultation with counsel) due to actual or potential conflicts of interest.
If the indemnification provided for in Subsection (a) of this Section 6 is held by a court of competent jurisdiction to be unavailable to Indemnitee with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Investor under Subsection (b) of this Section 6 exceed in the aggregate the net proceeds from the offering received by the Investor.
     (b) The Investor agrees that it will indemnify and hold harmless the Company, each employee, officer and director of the Company, each Person, if any, who controls the Company within the meaning of the Act, each underwriter of Registrable Securities included in any Registration Statement which has been filed under the Act pursuant to this Agreement and each Person, if any, who controls such underwriter within the meaning of the Act, any and all loss, liability, claim, damage and expense, as incurred, described in clauses (a)(1) through (a)(3), inclusive, of this Section 6, but only with respect to (i) statements or omissions, or alleged statements or omissions, made in such Registration Statement (or any amendment thereto) or any preliminary prospectus or prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Investor specifically to be included in such Registration Statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto) and (ii) any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the Final prospectus, if a copy of the Final prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act. In any event, the liability of the Investor hereunder shall be limited to the net proceeds received by the Investor pursuant to the registration. In case any action shall be brought against the Company or any Person so indemnified pursuant to the provisions of this Subsection (c) and in respect of which indemnity may be sought against the Investor, the Investor shall have the rights and duties given to the Company, and the Company and the other Persons so indemnified shall have the rights and duties given to the Person entitled to indemnification, by the provisions of Subsection (a) of this Section 6. In the event that the Investor enters into an underwriting agreement pursuant to Section 2(d), the Investor’s obligations for indemnity shall be limited by this Section 6(b) and the Company shall use its best efforts to cause any such underwriting agreement to expressly limit the Investor’s obligations for indemnity to this Section 6(b).
     (c) All fees and expenses of the Indemnitees (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 6) shall be paid by the Company, as incurred, within ten (10) Business Days of written notice thereof, which notice may be given no more than once a month, to the Company (regardless of whether it is ultimately determined that Indemnitee is not entitled to indemnification hereunder; provided, that the Company may require such Indemnitee to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnitee is not entitled to indemnification hereunder).
     (d) The obligations of the Company and the Investor under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.
7. Information by the Investor.
     The Investor shall furnish to the Company such information regarding the Investor, and the distribution proposed by the Investor, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.
8. Sale Without Registration.
     If at the time of any transfer of any Registrable Securities, such Registrable Securities shall not be registered under the Act, the Company may require, as a condition of allowing such transfer, that the Investor or transferee furnish to the Company (i) such information as is necessary in order to establish that such transfer may be made without registration under the Act, and (ii) (if the transfer is not made in compliance with Rule 144 other than a transfer not involving a change in beneficial ownership) at the expense of the Investor or transferee, an opinion of counsel satisfactory to the Company in form and substance to the effect that such transfer may be made without registration under the Act; provided that nothing contained in this Section 8 shall relieve the Company from complying with any request for registration, qualification, or compliance made pursuant to the other provisions of this Agreement.
9. Rule 144 Reporting.
     With a view to making available to the Investor the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:
     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act;
     (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and
     (c) Furnish the Investor forthwith upon request (i) a written statement by the Company as to its compliance with the public information requirements of said Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing the Investor of any rule or regulation of the SEC permitting the sale of any such securities without registration.
10. Transfer of Registration Rights.
     The rights to cause the Company to register securities granted by the Company under this Agreement may be assigned in writing by the Investor (a) to any transferee or assignee of Registrable Securities which controls, is controlled by or is under common control with the Investor or (b) to any “affiliate” (as such term is defined in Rule 501(b) of Regulation D promulgated under the Act) of Amgen; provided, that such transfer may otherwise be effected in accordance with applicable securities laws; and provided further, that the Company is given written notice by the Investor at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and provided further, that immediately following such transfer, the further disposition of such securities by such transferee or assignee is restricted under the Act.
11. Market Stand-off Agreement.
     The Investor shall, in connection with any underwritten syndicated offering of the Company’s securities that includes the offering of securities by the Company, upon the reasonable request of the underwriters managing any underwritten offering of such securities, agree in writing not to effect any sale, transfer or other disposition or distribution of any securities held by the Investor (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed ninety (90) days, subject to extension by any underwriters in connection with applicable NASD regulations) from the effective date of such registration as the underwriters may specify. The foregoing provision shall not apply, however, (i) if the Investor is prevented by an applicable statute or regulation from entering into such agreement, or (ii) if all of the directors and officers of the Company do not agree to the same period of time, in which case the Investor shall only be bound to the same time period that all of the directors and officers are so bound, but in no event shall the Investor be bound for greater than ninety (90) days, subject to extension by any underwriters in connection with applicable NASD regulations.
12. Miscellaneous.
     (a) Waivers and Amendments. With the written consent of the Investor, the obligations of the Company and the rights of the Investor under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). The terms of this Agreement may be amended only with the written consent of the Company and the Investor.
     (b) Governing Law. This Agreement and the validity, performance, construction and effect of this Agreement shall be governed in all respects by the laws of the State of California, excluding its provisions governing the conflict of laws.
     (c) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executor and administrator of the parties hereto.
     (d) Entire Agreement. This Agreement constitutes the full and entire understanding and Agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.
     (e) Severability of this Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     (f) Title and Subtitles. The titles of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
     (g) Notice. Any notice or report required in this Agreement or permitted to be given shall be given in writing and shall be deemed effective upon personal delivery (including delivery by messenger or by overnight courier or delivery service) or four (4) days after deposit in the United States certified or registered mail, postage prepaid and return receipt requested or one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth in the signature pages hereof or at such other address as such party may designate.
     (h) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that would prevent the Company from carrying out its obligations hereunder.

     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
     (j) Attorneys’ Fees. If any action at law or in equity is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such prevailing party may be entitled.
     (k) Specific Performance. The parties hereto agree that irreparable damage may occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.
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Confidential
     IN WITNESS WHEREOF, the parties have executed this Registration of Rights Agreement as of the date first set forth above.

CYTOKINETICS, INCORPORATED			AMGEN INC.

By:	/s/ Robert I. Blum		By:	/s/ Richard D. Nanula

	Name:	Robert I. Blum		Name:	Richard D. Nanula
	Title:	President		Title:	Executive Vice President & Chief Financial Officer
SIGNATURE PAGE TO CYTOKINETICS, INCORPORATED
REGISTRATION OF RIGHTS AGREEMENT
Amgen Contract No. 200625169